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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 11, 2000


                              INFORMIX CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-15325                 94-3011736
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                4100 BOHANNON DRIVE, MENLO PARK, CALIFORNIA 94025
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   (Address of principal executive offices of Registrant, including zip code)


                                    (650) 926-6300
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                 (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         In July 1997, the Securities and Exchange Commission ("SEC") issued a formal order of private investigation of Informix Corporation (the "Company") and certain unidentified other entities and persons with respect to non-specified accounting matters, public disclosures and trading activity in the Company's securities. During the course of the investigation, the Company learned that the investigation concerned the events leading to the restatement of the Company's financial statements, including fiscal years 1994, 1995 and 1996, that was publicly announced in November, 1997.

         The Company and the SEC have entered into a settlement of the investigation as to the Company. Pursuant to the settlement, the Company consented to the entry by the SEC of an Order Instituting Public Administrative Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease and Desist Order (the "Order"). The Cease and Desist Order was issued by the SEC on January 11, 2000. Pursuant to the Order, the Company neither admitted nor denied the findings, except as to jurisdiction, contained in the Order.

         The Order directs the Company to cease and desist from committing or causing any violation, and any future violation, of Section 17(a) of the Securities Act of 1933 ("Securities Act"), and Sections 10(b), 13(a) and 13(b) of the Securities Exchange Act of 1934 ("Exchange Act"), and Rules 10b-5, 12b-20 13a-1, 13a-13 and 13b2-1 under the Exchange Act. Pursuant to the Order, the Company also is required to cooperate in the SEC's continuing investigation of other entities and persons. As a consequence of the issuance of the Order, the Company is statutorily disqualified, pursuant to Section 27A(G)(1)(A)(ii) of the Securities Act and Section 21E(b)(1)(A)(ii) of the Exchange Act, for a period of three years from the date of the issuance of the Order, from relying on the protections of the "safe harbor" for forward-looking statements set forth in Section 27(A)(c) of the Securities Act and Section 21(E)(c) of the Exchange Act.

         The Order prohibits the Company from violating and causing any violation of the anti-fraud provisions of the federal securities laws, for example by making materially false and misleading statements concerning its financial performance. The Order also prohibits the Company from violating or causing any violation of the provisions of the federal securities laws requiring the Company to: (1) file accurate quarterly and annual reports with the SEC; (2) maintain accurate accounting books and records; and (3) maintain adequate internal accounting controls. Pursuant to the Order, the Company is also required to cooperate in the SEC's continuing investigation of other entities and persons. In the event that the Company violates the Order, the Company could be subject to substantial monetary penalties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  EXHIBITS

         99.1 Order instituting public administrative proceedings pursuant to Section 8A of the Securities Act of 1933 and
                  Section 21C of the Securities Exchange Act of 1934, making findings, and imposing a cease-and-desist order, dated January 11, 2000.

         99.2     Press Release dated January 11, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 18, 2000

                                        INFORMIX CORPORATION
                                        (Registrant)

                                        /s/ Gary Lloyd
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                                        Gary Lloyd
                                        VICE PRESIDENT, GENERAL COUNSEL